
Loyalty
Groceries
Gym
Hotel
Parking

NXTID

Gino Pereira

Chief Executive,
NXT-ID Inc.

Cautionary Note Regarding Forward Looking Statements

Certain matters discussed in this presentation and management's statements related thereto contain forward-looking statements that involve material risks to and uncertainties in our business that may cause actual results to differ materially from those anticipated by the statements made herein. Such risks and uncertainties include, among other things, our ability to establish and maintain the proprietary nature of our technology through the patent process, as well as our ability to possibly license from others patents and patent applications and maintain such licenses necessary to develop products; the availability of financing; our ability to implement our long range business plan for various applications of our technology; our ability to enter into agreements with any marketing and/or distribution partners; the impact of competition; the obtaining and maintenance of any necessary regulatory clearances applicable to applications of our technology; and management of growth and other risks and uncertainties that may be detailed from time to time in our reports filed with the Securities and Exchange Commission. This presentation does not purport to be an analysis of the Company's financial position.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy securities nor does it constitute an offer or solicitation in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Any such offer may only be made pursuant to a registration statement or pursuant to any exemption from registration, if available. No general solicitation whatsoever is made or intended hereby.

Company Background

- Founded in 2011, NASDAQ listed in 2014 (NXTD)
- Background in technology development for Government and Corporate
- Extensive experience in:
  > Biometric Identity Verification
  > Security and Privacy
  > Encryption and Data Protection
  > Payments
- Portfolio of registered and pending patents

The Market Opportunity

2014

12.7 Million
Identity Fraud Victims

$16 Billion
Fraudulent Transactions



12.7M Identity Fraud Victims, while Fraud Losses Decline in 2014
Millions of victims
Billions U.S.
16
14
12
10
8
6
4
2
0
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
10.2
11.6
12.6
13.1
12.7
$20
$18
$21
$18
$16
2010
2011
2012
2013
2014
Millions of victims
Total one year fraud amount

© 2015 Javelin Strategy & Research

Our Technology



wocket Card
Gold Card
Anna Henderson
**** **** **** 5432
Exp 1/23
CVV 123
VISA

Our Technology

- Proprietary (WiMag) Wireless Magnetic Stripe
- Secure Chip capable of generating one time use encrypted tokens for EMV like security
- Ultra Low Power Technology
- Intelligently Connected – Not Cloud Dependent
- Near Field Communication Payments and Data Transfer
- Proprietary Encryption & Biometric Authentication

Pay using existing POS technology



freedom
Google Prepaid Card
CURRENTC

< 10% of Merchants

ApplePay & AndroidPay

Ref: Mark Hung, Gartner Research



wocket
John Smith
5432

NXT-Pay

100% of Merchants



SAMSUNG pay

100% of Merchants

Disrupting Through Innovation

Mag Stripe
Use WocketCard with dynamic mag-stripe to pay just like a normal card


wocket card
DAVID TUNNELL
nxtID




CREDIT CARD


Gold Card
John Smith
5432



BLE
Wocket communicates with any BLE enabled Smartphone

NFC
Payment is made using Wocket's onboard transmitter

The Wocket



wocket Card
Gold Card
John Smith
**** **** **** 5432
Credit
Exp 1/14
CVV 123
VISA

- Physical wallet with space for cash and ID
- Digitally store & retrieve thousands of records – leave your cards at home
- Biometrically secured with your unique voiceprint (VoiceMatch®) or a pin
- Any card with a magnetic stripe… Most anywhere they are used today…
- Capable of generating one time use encrypted tokens for EMV like security
- Touch screen display shows passwords, barcodes and more
- 6 months between recharges of the Wocket's battery
- Entirely standalone - no smartphone or internet connection required
- Interchangeable accessories and styles for all tastes and occasions

World Ventures Alliance

WorldVentures Marketing, LLC is the leading international direct seller of vacation club memberships and helps people achieve more fun, freedom and fulfillment by offering DreamTrips™ memberships, which include premium vacations at reduced prices. WorldVentures is a privately held company based in Plano, Texas, with active Representatives and members in 28 countries

There are currently over 500,000 DreamTrips Members, with tens of thousands of new members joining every month. The vision of WorldVentures' executive team is to make the smartcard available to every existing member and eventually, a general global consumer market.

On December 31, 2015 World Ventures entered into a strategic alliance with Nxt-ID to produce a custom smartcard for World Ventures with unique features and Nxt-ID has received a purchase order for up to $15 million for the World Ventures Smartcard. The purchase order calls for equal monthly deliveries with a value of $2.5 million a month from July to December 2016.

A Connected Card


12:06
Credit
Search
Walmart
1235
123
12/18
DISCOVER
LG

BLE
Card communicates with any BLE enabled Smartphone using the companion app

Traditional POS Terminal
User's can swipe or tap to pay using both NFC or WiMag




NXTID
7890
VISA
9/22
123

Connected Card

E-Paper Display
Always on E-Paper display for card details, QR Codes, and Photo ID

EMV & Wireless Charging
Contact EMV and Contact Based Charging System

NFC
Wireless Connectivity and Tap & Pay Functionality



WiMag Embedded in Phone

Embedded Antenna

By integrating NXT-ID's proprietary low power magnetic stripe technology, LG can enable tap & pay payments on all their devices



LG

Traditional POS Terminal

User's tap to pay using either NFC or WiMag. WiMag is compatible with an estimated 80% of POS and card readers!



VISA

Biometric Systems

voicematch™

Multi-Platform

Our Biometric Voicematch system can run inside of a mobile app, website, or even a low power embedded device such as our Wocket Smart Wallet. No cloud connection required to authenticate.

White Label & Enterprise

Voicematch is available for full white label integration into any OS, application, or backend authentication service.

FaceMatch®

Access Control

Improved access control applications for government, industry & commercial consumers, i.e. DHS, ATM machines

Law Enforcement

Existing sales and developed product deployed in law enforcement. Active installations and customers

Patented and Protected

Pending Patents

- Location and Identity Aware Loyalty and Payment System Suggestion System
- Risk aware end-to-end multi-factor authentication system
- Universal authentication and data exchange method
- Personalized Payment Tokenization System
- Alternative Payment Methods such as WiMag (Wireless Magnetic Stripe)
- Voice directed payments
- Behavior directed and authenticated payments

Authentication & Tokenization IP


Mobile App Access
User Authenticates Themselves
Server Analyzes Transaction Risk
Tokenized Payment Is Generated
Payment Processor Receives Payment Token
POS Approves Transaction

Risk Analysis Patent



Our Risk Analysis system analyzes each feature of a user to authenticate their payment. Their hardware ID, location, biometrics, behavior are all factored into our authentication and tokenization system.



Feature A
80%
Feature B
55%
Feature C
40%
Feature D
68%
Feature E
62%
0%
25%
50%
75%
100%

Restricted Levels of Access Patent



Partial

Partial access may be given allow for cases in which a biometric may not be present.

Full

Full access is only given when a set level for an authentication score is reached.

None

Access is denied when risk score does not match historical score or risk is too high

Collaborative Security Patent

Behavior
Analyze behavior deviation and personalized historical patterns

Biometrics
Voice or facial recognition on physical check-in



Location
Match geo-location to known authorized locations

Key Management Team



Gino M. Pereira, Chief Executive Officer

Mr. Pereira has over 30 years of executive, operational and financial experience with technology companies in the United States, Europe and the Far East. Earlier in his career, he served as a divisional Chief Financial Officer for Williams Holdings, plc., a large multi-national company. From 2004 to 2011 Mr. Pereira was Chief Financial Officer and later Chief Executive Officer of Technest Holdings Inc., a publicly quoted defense contractor. Prior to that, Mr. Pereira helped to develop several technology start ups and has over 10 years experience in the financial and operational management of small cap public companies. He is a fellow of the Chartered Association of Certified Accountants in the UK and has an MBA from the Manchester Business School (UK) with a specialty in finance.



David Tunnell, Chief Technology Officer

Mr. Tunnell is an expert in biometrics and cryptology and is the inventor of a variety of miniature technologies for remote distributed sensors. Mr. Tunnell has over 23 years of experience in developing high-technology solutions for the US Government. He was the divisional director of 3D identification products at Technest Holdings Inc., from 2003 to 2011. Prior to Technest, he served as an adjunct faculty teaching various advanced technology courses at the National Cryptologic School while working with various intelligence agencies and later at L3 Communications where he served as Director of Engineering. Mr. Tunnell earned a Masters in Technical Management (MSTM) from Johns Hopkins University and a BSEE from the University of Tennessee.



Vincent Miceli, Chief Financial Officer

Mr. Miceli has extensive experience in financial and operational management in both substantial private and public companies. Mr. Miceli was the Chief Financial Officer of Panolam Industries International, Inc from May 2006 to mid-December 2013. Prior to that, Mr. Miceli was the Chief Financial Officer of Opticare Health Systems, Inc, from 2004 to 2006. Mr. Miceli holds a BS in accounting from Quinnipiac College, an MBA from the University of Hartford. He is an affiliate member of both the AICPA and the CT Society of Certified Public Accountants.

Independent Board Members

Major General David R. Gust, USA, Ret.

General Gust presently does consulting work for his own company, David R. Gust & Associates, LLC. Between April 2007 and May 2009, General Gust was the President of USfalcon, a privately-held company working with the U.S. Defense sector, primarily in information technology. Previously, General Gust had served as the Manager for Federal Telecommunications for Bechtel National, Inc. from November 2004 to March 2007. Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Corporation from 2000 to 2004. General Gust retired from the United States Army in 2000 after completing a career of 34 years of service. General Officer assignments included the Program Executive Officer, Communications Systems (PEO-Comm Systems), Program Executive Officer, Intelligence, Electronic Warfare and Sensors (PEO-IEW&S) and at Army Materiel Command, as Deputy Chief of Staff for Research, Development and Acquisition (DCSRDA).

Michael J. D'Almada-Remedios, PhD

Dr. Remedios is Chief Technology Officer of WorldVentures Holdings. Between January 2011 and September 2013 Dr. Remedios was Chief Information Officer for Arbonne International, a billion dollar global cosmetics company. From February 2009 to December 2010 he was a Vice-President at Expedia, Inc. and was responsible for all technologies, product development and technical operations for hotels.com. Prior to February 2009 Dr. Remedios was Chief Technology Officer for Realtor.com and Shopping.com, a subsidiary of eBay, Inc. At eBay he was a member of the eBay Inc. Technology Board for eBay, PayPal and Skype. Dr. Remedios was also CTO at software company, Swarm-Mobile. He has a PhD. In Computer Control and Fluid Dynamics from the University of Nottingham in England and a B.Sc. In Physics and Computer Science from Kings College, University of London in England.

Independent Board Members

Stanley Washington

Mr. Washington is recognized as a key business leader in the financial services industry with over 25 years' experience. Currently, as Founder and Chief Executive Officer of Pantheon Business Consulting (PBC) he manages a strategic business development firm which focuses on partnering fast growing small & mid-sized companies in emerging categories with large strategic partners; providing senior leadership teams with innovative thought leadership concepts aimed at increased revenue generation, consumer program activation and diverse strategic supplier partnership development for the building of long-term shareholder growth and profitability. Prior to PBC Stan spent 17 years as an executive at American Express and was Regional Vice President and General Manager of the Western United States operating as the region's senior business leader where he managed American Express' U.S. Commercial Card Division overseeing the Account Development Organization including sales and operational support across multiple industries, to more than 260 U.S. based companies, representing over $300 billion in annual corporate revenue. During his career at American Express he held numerous positions within the company including Regional Vice President and General Manager of the American Express Establishment Services Division where he was responsible for over $50 billion in annual charge volume, managing all merchant account relationships, card member marketing, sponsorships and advertising to more than one million American Express merchant business locations throughout the Western States and Micronesia.

Dan Sharkey

Dan Sharkey was Executive Vice President of Business Development of ATMI, a publicly traded semi conductor company from 2007 to 2014, and was responsible for expanding ATMI markets and long-term growth potential by identifying and delivering new strategic and product opportunities. Mr. Sharkey joined ATMI as Chief Financial Officer in April 1990 and continued in that position with the additional responsibilities as Treasurer and Secretary until 2007. ATMI was sold to Entegris in 2014 for $1.15 billion. Before joining ATMI, Mr. Sharkey was Vice President of Finance for Adage, Inc., a publicly traded computer graphics manufacturer, from 1987-1990. From 1983-1987, he was Corporate Controller for CGX Corporation a venture capital-backed, privately held computer graphics manufacturer that merged with Adage, Inc. in 1987. From 1978 to 1983, Mr. Sharkey worked as a Certified Public Accountant in the Boston office of KPMG Peat Marwick. Mr. Sharkey earned a Bachelor of Arts degree in Economics and Accounting from the College of the Holy Cross in Worcester, Massachusetts.

Advisory Board Members

Lawrence Flanagan

Mr. Lawrence Flanagan is President and CEO of AARP Member Services since November 2014 and was formerly the Executive Dean at the University of New Haven College of Business. Flanagan is regarded as one of the most accomplished global marketing leaders in the country. Prior to his career in academia, he spent nearly three decades in corporate America as an executive at MasterCard Worldwide, the Procter & Gamble Company and L'Oreal USA. As the global chief marketing officer at MasterCard, he managed a $1.5 billion budget, directed marketing strategies in more than 50 countries and helped launch the company's hugely successful, "Priceless" advertising campaign. He also established strategic partnerships with Major League Baseball, the PGA Tour and Champions League soccer in Europe and was part of the executive team that spearheaded MasterCard's highly successful initial public offering in 2006.

Ken Moy

Mr. Ken Moy, is director of Global Payments and Emerging Commerce at Subway. He was formerly senior vice president and Group Head of US Emerging Payments at MasterCard Worldwide. Moy has extensive experience in large-scale rollouts, partnerships, corporate development, strategic planning, business administration and product management. He launched MasterPass, the firm's digital wallet solution and important pillar to overall strategy, achieving over 25,000 online merchants, and wallet distribution with over 20 financial institutions. He led an exclusive agreement with Google, Citibank and First Data to launch Google Wallet, the first commercially available mobile payment solutions. He also led an exclusive agreement with Intel for access to embedded technology in Intel PCs to deliver enhanced security and user experience for electronic ecommerce. Moy is Founder and President of Harvest Advisors LLC.

William Fields

Mr. William Fields is a former President and CEO of Wal-Mart Retail Stores Division and Chief Executive Officer of Blockbuster Entertainment Group, a division of Viacom, Inc.During his 25-year career with Wal-Mart, Mr. Fields held numerous senior executive positions within the organization, including Assistant to Wal-Mart Founder, Sam Walton; Senior Vice President of Distribution and Transportation; and Executive Vice President of Wal-Mart, Inc. culminating in the role of President and Chief Executive Officer of the Wal-Mart Retail Stores Division. Mr. Fields was responsible for over 2,000 stores and 300,000 employees, generating approximately $68 billion in annual revenues.

Key Takeaways

- NXT-ID's technology works on most all POS terminals as well as storing and presenting virtually any other card carried in a wallet today including barcodes, passwords and more.
- NXT-ID's payment technology can be embedded in smartphones and smartwatches to make payments almost everywhere leading to rapid scalable growth through partnerships.
- Advanced security including biometric voice match and EMV like encrypted token technology.
- Developers with over 15 years experience in cutting edge biometric development in companies that have received approximately $30 million from the US Government over 86 awards.
- Proprietary IP (patent pending) for both the payment technology and the company's unique dynamic pairing technology for the protection of transmitted data.
- Management, board and advisory team with proven track record in building and operating public companies and successful technology start-ups.
- Multi billion dollar worldwide payments market is growing and changing rapidly. NXT-ID has a meaningful technology in this space.

Thank You

+1 203-266-2103
www.nxtid.com
www.wocketwallet.com
Oxford, CT 06484
investors@nxt-id.com